Exhibit 99.2

Supplemental Operating and Financial Data

For the Quarter Ended
December 31, 2011

MPG Office Trust, Inc.
Supplemental Operating and Financial Data
Fourth Quarter 2011

MPG Office Trust, Inc.
Supplemental Operating and Financial Data
Fourth Quarter 2011

Corporate Data

MPG Office Trust, Inc.
Supplemental Operating and Financial Data
Fourth Quarter 2011

Forward-Looking Statements

This supplemental package contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We caution investors that any forward-looking statements presented herein are based on management’s beliefs and assumptions and information currently available to management. Such statements are subject to risks, uncertainties and assumptions and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. These risks and uncertainties include, without limitation: risks associated with our liquidity situation, including our failure to obtain additional capital or extend or refinance debt maturities; risks associated with our failure to reduce our significant level of indebtedness; risks associated with the timing and consequences of loan defaults and non-core asset dispositions; risks associated with our loan modification and asset disposition efforts, including potential tax ramifications; risks associated with our ability to dispose of properties with potential value above the debt, if and when we decide to do so, at prices or terms set by or acceptable to us; general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases at favorable rates, dependence on tenants’ financial condition, and competition from other developers, owners and operators of real estate); risks associated with the continued disruption of credit markets or a global economic slowdown; risks associated with the potential loss of key personnel (most importantly, members of senior management); risks associated with joint ventures; risks associated with our failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended, and possible adverse changes in tax and environmental laws; and potential liability for uninsured losses and environmental contamination.

For a further list and description of such risks and uncertainties, see our Annual Report on Form 10-K filed on March 16, 2011 with the Securities and Exchange Commission (“SEC”). We do not update forward-looking statements and disclaim any intention or obligation to update or revise them, whether as a result of new information, future events or otherwise.

MPG Office Trust, Inc.
Supplemental Operating and Financial Data
Fourth Quarter 2011

Quarterly Highlights

MPG Office Trust, Inc. (the “Company”), a self-administered and self-managed real estate investment trust, is the largest owner and operator of Class A office properties in the Los Angeles central business district. We are a full-service real estate company with substantial in-house expertise and resources in property management, marketing, leasing and financing.

As of December 31, 2011, our office portfolio (excluding Properties in Default) was comprised of whole or partial interests in 16 properties totaling approximately 12 million net rentable square feet, and on- and off-site structured parking plus surface parking totaling approximately 6 million square feet, which accommodates approximately 19,000 vehicles.

As used in this Supplemental Operating and Financial Data package, the term “Properties in Default” refers to our Stadium Towers Plaza, 500 Orange Tower, 700 North Central and 801 North Brand properties, whose mortgage loans were in default as of December 31, 2011. We disposed of 207 Goode and Pacific Arts Plaza (both in fourth quarter 2010), 550 South Hope and 2600 Michelson (both in second quarter 2011) and City Tower (in third quarter 2011), which were previously classified as part of Properties in Default. The results of operations of 207 Goode, Pacific Arts Plaza, 550 South Hope, 2600 Michelson and City Tower are now included in discontinued operations for all periods presented.

In addition to the mortgage loans secured by the Properties in Default, the mortgage loan secured by Two California Plaza is also in default as of December 31, 2011. We have excluded Two California Plaza from the Properties in Default because our goal is to modify the loan with the special servicer rather than to dispose of the asset. We cannot assure you that we will be successful in modifying the loan, which may ultimately result in our inability to retain ownership of Two California Plaza.

This Supplemental Operating and Financial Data package should be read in conjunction with our consolidated financial statements for the year ended December 31, 2011 in our Annual Report on Form 10-K to be filed with the SEC in March 2012. For more information on MPG Office Trust, visit our website at www.mpgoffice.com.

MPG Office Trust, Inc.
Supplemental Operating and Financial Data
Fourth Quarter 2011

Quarterly Highlights (continued)

Joint Venture:

On October 28, 2011, the Company entered into an agreement with Charter Hall Office REIT and an affiliate of Beacon Capital pursuant to which Charter Hall will transfer its 80% interest in Maguire Macquarie Office, LLC to Beacon. The agreement also outlines the terms of a new joint venture between Beacon and the Company. As part of the transfer, the existing joint venture will sell its interests in Wells Fargo Center, located in Denver, Colorado, and San Diego Tech Center, located in San Diego, California, to affiliates of Beacon; the Company will sell its development rights and an adjacent land parcel at San Diego Tech Center to an affiliate of Beacon; and the Company will receive a lump sum payment in consideration for its agreement to terminate its right to receive certain fees following the closing date.

The Company and an affiliate of Beacon will continue to own interests in each of One California Plaza, located in downtown Los Angeles, Cerritos Corporate Center, located in Cerritos, California, and Stadium Gateway, located in Anaheim, California (which is currently being marketed for sale). The Company will have a 20% interest in the new joint venture following the closing date. The closing of the various transactions is expected to occur in the first quarter of 2012 and is subject to customary closing conditions, including obtaining lender consents.

Net proceeds from the transactions to the Company are expected to total approximately $45 million (excluding any proceeds from a sale of Stadium Gateway) and will be used for general corporate purposes.

Debt:

On October 27, 2011, 700 North Central and 801 North Brand were placed in receivership pursuant to our written agreements with the special servicer. On February 2, 2012, trustee sales were conducted with respect to the mortgage loans secured by 700 North Central and 801 North Brand as part of cooperative foreclosure proceedings. As a result of the foreclosures, we were relieved of the obligation to repay the $27.5 million mortgage loan secured by 700 North Central and the $75.5 million mortgage loan secured by 801 North Brand as well as accrued contractual and default interest on both loans.

On December 2, 2011, the Company completed an $11.3 million mezzanine financing secured by the Plaza Las Fuentes office property located in Pasadena, California. Net proceeds from the financing totaled approximately $11 million.

Subsequent Event:

On January 17, 2012, our special purpose property-owning subsidiary that owns Glendale Center defaulted on the mortgage loan secured by the property.

MPG Office Trust, Inc.
Supplemental Operating and Financial Data
Fourth Quarter 2011

Investor Information

355 South Grand Avenue, Suite 3300
Los Angeles, CA 90071
Tel.  (213) 626-3300
Fax  (213) 687-4758

Senior Management

David L. Weinstein	President and Chief Executive Officer	Jonathan L. Abrams	Executive Vice President, General Counsel and Secretary
Shant Koumriqian	Executive Vice President, Chief Financial Officer	Peter K. Johnston	Senior Vice President, Leasing
Peggy M. Moretti	Executive Vice President, Investor and Public Relations	Christopher M. Norton	Senior Vice President, Transactions
& Chief Administrative Officer

Corporate

Investor Relations Contact: Peggy M. Moretti at (213) 613-4558
Please visit our corporate website at: www.mpgoffice.com

Transfer Agent	Timing
American Stock Transfer & Trust Company, LLC Operations Center 6201 15th Avenue Brooklyn, NY 11219 (800) 937-5449 or info@amstock.com www.amstock.com	Quarterly results for 2012 will be announced according to the following schedule:
	First Quarter	April 2012
	Second Quarter	July 2012
	Third Quarter	October 2012
	Fourth Quarter	February 2013

Equity Research Coverage

Compass Point Research & Trading, LLC	Wilkes Graham	(202) 534-1386
Credit Suisse	Andrew Rosivach	(415) 249-7942
Green Street Advisors	Michael Knott	(949) 640-8780
KeyBanc Capital Markets	Jordan Sadler	(917) 368-2280
Raymond James Associates	Paul Puryear	(727) 567-2253
Stifel, Nicolaus & Co., Inc.	John Guinee	(443) 224-1307

MPG Office Trust, Inc. is currently followed by the sell-side analysts listed above, with the exception of Green Street Advisors, which is an independent research firm.  This list may not be complete and is subject to change as firms add or delete coverage of our company.  Please note that any opinions, estimates or forecasts regarding our historical or predicted performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of MPG Office Trust, Inc. or its management.  We are providing this listing as a service to our stockholders and do not by listing these firms imply our endorsement of or concurrence with such information, conclusions or recommendations.  Interested persons may obtain copies of analysts' reports on their own; we do not distribute these reports.  Various of these firms may from time-to-time own our stock and/or hold other long or short positions in our stock, and may provide compensated services to us.

MPG Office Trust, Inc.
Supplemental Operating and Financial Data
Fourth Quarter 2011

Common Stock Data

Our common stock is traded on the New York Stock Exchange under the symbol MPG. Selected information about our common stock for the past five quarters (based on NYSE prices) is as follows:

	2011				2010
	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter
High price	$2.48	$3.78	$3.73	$4.28	$3.08
Low price	$1.74	$2.01	$2.44	$2.76	$1.98
Closing price	$1.99	$2.11	$2.86	$3.71	$2.75
Closing common shares and Operating Partnership units outstanding (in thousands)	57,200	57,444	56,006	55,491	55,372
Closing market value of common shares and Operating Partnership units outstanding (in thousands)	$113,827	$121,207	$160,177	$205,872	$152,274

Dividend Information:

Common Stock
Dividend amount per share	(1)	(1)	(1)	(1)	(1)

Series A Preferred Stock
Dividend amount per share	(2)	(2)	(2)	(2)	(2)
__________

(1)
The Board of Directors did not declare a dividend on our common stock for the quarters ended December 31, September 30, June 30 and March 31, 2011 and December 31, 2010.  There can be no assurance that we will make distributions on our common stock at historical levels or at all.

(2)
The Board of Directors did not declare a dividend on our Series A preferred stock during the three months ended January 31, 2012 and October 31, July 31, April 30 and January 31, 2011. Dividends on our Series A preferred stock are cumulative, and therefore, will continue to accrue at an annual rate of $1.9064 per share. As of January 31, 2012, we have missed 13 quarterly dividend payments totaling $60.3 million.

MPG Office Trust, Inc.
Supplemental Operating and Financial Data
Fourth Quarter 2011

Consolidated Financial Results

MPG Office Trust, Inc.
Supplemental Operating and Financial Data
Fourth Quarter 2011

Financial Highlights (unaudited and in thousands, except share, per share, percentage and ratio amounts)

	For the Three Months Ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
Income Items:
Revenue (1)	$84,927	$84,016	$83,649	$81,977	$85,265
Straight line rent	405	(385)	272	76	(79)
Fair value lease revenue (2)	2,542	2,577	2,825	2,845	3,014
Lease termination fees	—	—	25	—	—
Office property operating margin (3)	61.1%	62.1%	62.3%	63.6%	61.6%
Net (loss) income available to common stockholders	$(31,478)	$25,595	$118,424	$(39,548)	$(138,275)
Net (loss) income available to common stockholders – basic	(0.62)	0.51	2.42	(0.81)	(2.82)
Funds from operations (FFO) available to common stockholders (4)	$(9,909)	$46,930	$99,699	$(13,490)	$85,875
FFO per share – basic (4)	(0.20)	0.94	2.03	(0.28)	1.75
FFO per share – diluted (4)	(0.20)	0.92	1.99	(0.28)	1.73
FFO per share before specified items – basic (4)	(0.02)	(0.04)	(0.03)	(0.06)	0.02
FFO per share before specified items – diluted (4)	(0.02)	(0.04)	(0.03)	(0.06)	0.02

Ratios:
Interest coverage ratio (5)	1.07	2.46	4.66	1.04	(0.78)
Interest coverage ratio before specified items (6)	1.09	1.08	1.07	1.04	1.14
Fixed-charge coverage ratio (7)	0.96	2.22	4.17	0.93	(0.71)
Fixed-charge coverage ratio before specified items (8)	0.98	0.98	0.96	0.93	1.03

Capitalization:
Common stock price @ quarter end	$1.99	$2.11	$2.86	$3.71	$2.75
Total consolidated debt	$3,045,995	$3,034,714	$3,140,841	$3,578,627	$3,576,493
Preferred stock liquidation preference	243,259	243,259	250,000	250,000	250,000
Common equity value @ quarter end (9)	113,827	121,207	160,177	205,872	152,274
Total consolidated market capitalization	$3,403,081	$3,399,180	$3,551,018	$4,034,499	$3,978,767
Company share of unconsolidated joint venture debt	139,627	139,817	139,452	138,842	138,993
Total combined market capitalization	$3,542,708	$3,538,997	$3,690,470	$4,173,341	$4,117,760
Total consolidated debt / total consolidated market capitalization	89.5%	89.3%	88.4%	88.7%	89.9%
Total combined debt / total combined market capitalization	89.9%	89.7%	88.9%	89.1%	90.2%
Total consolidated debt plus liquidation preference / total consolidated market capitalization	96.7%	96.4%	95.5%	94.9%	96.2%
Total combined debt plus liquidation preference / total combined market capitalization	96.8%	96.6%	95.7%	95.1%	96.3%

MPG Office Trust, Inc.
Supplemental Operating and Financial Data
Fourth Quarter 2011

Financial Highlights (continued)

__________

(1)
Excludes revenue from discontinued operations of approximately $0.6 million, $8.6 million, $13.9 million and $20.6 million for the three months ended September 30, June 30 and March 31, 2011 and December 31, 2010, respectively.

(2)	Represents the net adjustment for above- and below-market leases, which are being amortized over the remaining term of the respective leases from the date of acquisition.

(3)
Calculated as follows: (rental, tenant reimbursement and parking revenues - rental property operating and maintenance, real estate taxes and parking expenses) / (rental, tenant reimbursement and parking revenues). Lease termination fees are reported as part of interest and other revenue in the consolidated statements of operations.

(4)	For a definition and discussion of FFO, see page 44. For a quantitative reconciliation of the differences between FFO and net income (loss), see page 17.

(5)
Calculated as earnings before interest, taxes and depreciation and amortization and preferred dividends, or EBITDA, of $48,882, $112,988, $230,338, $54,035 and $(44,217), respectively, divided by cash paid for interest of $45,643, $45,898, $49,475, $52,117 and $56,353, respectively. Cash paid for interest excludes default interest accrued totaling $10.0 million, $10.4 million, $12.8 million, $10.1 million and $10.5 million related to mortgages in default for the three months ended December 31, September 30, June 30 and March 31, 2011 and December 31, 2010, respectively. For a discussion of EBITDA, see page 46. For a quantitative reconciliation of the differences between EBITDA and net income (loss), see page 20.

(6)
Calculated as Adjusted EBITDA of $49,701, $49,572, $53,147, $54,035 and $64,118, respectively, divided by cash paid for interest of $45,643, $45,898, $49,475, $52,117 and $56,353, respectively. For a discussion of Adjusted EBITDA, see page 46.

(7)	Calculated as EBITDA of $48,882, $112,988, $230,338, $54,035 and $(44,217), respectively, divided by fixed charges of $50,718, $50,839, $55,256, $58,050 and $62,461, respectively.

(8)	Calculated as Adjusted EBITDA of $49,701, $49,572, $53,147, $54,035 and $64,118, respectively, divided by fixed charges of $50,718, $50,839, $55,256, $58,050 and $62,461, respectively.

(9)
Assumes 100% conversion of the limited partnership units in our Operating Partnership into shares of our common stock. Our limited partners have the right to redeem all or part of their Operating Partnership units at any time. At the time of redemption, we have the right to determine whether to redeem the Operating Partnership units for cash, based upon the fair value of an equivalent number of shares of our common stock at the time of redemption, or exchange them for shares of our common stock on a one-for-one basis, subject to adjustment in the event of stock splits, stock dividends, issuance of stock rights, specified extraordinary distribution and similar events.

MPG Office Trust, Inc.
Supplemental Operating and Financial Data
Fourth Quarter 2011

Consolidated Balance Sheets (unaudited and in thousands)

	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
Assets
Investments in real estate	$2,586,980	$2,599,891	$2,692,470	$3,060,737	$3,063,186
Less: accumulated depreciation	(659,408)	(640,882)	(636,119)	(690,953)	(668,328)
Investments in real estate, net	1,927,572	1,959,009	2,056,351	2,369,784	2,394,858

Cash, cash equivalents and restricted cash	192,356	193,488	163,938	171,260	189,659
Rents, deferred rents and other receivables, net	59,459	58,092	59,658	65,632	66,418
Deferred charges, net	81,752	84,242	89,728	99,608	105,283
Other assets	7,252	9,782	13,104	18,681	14,794
Assets associated with real estate held for sale	14,000	—	—	—	—
Total assets	$2,282,391	$2,304,613	$2,382,779	$2,724,965	$2,771,012

Liabilities and Deficit
Liabilities:
Mortgage loans	$3,045,995	$3,034,714	$3,140,841	$3,578,627	$3,576,493
Accounts payable and other liabilities	140,212	145,910	150,437	188,418	196,015
Acquired below-market leases, net	24,110	27,097	30,835	40,111	44,026
Total liabilities	3,210,317	3,207,721	3,322,113	3,807,156	3,816,534

Deficit:
Stockholders’ Deficit:
Common and preferred stock and additional paid-in capital	704,041	703,340	705,602	705,105	703,145
Accumulated deficit and dividends	(1,504,759)	(1,477,397)	(1,507,104)	(1,629,743)	(1,594,407)
Accumulated other comprehensive loss	(15,166)	(19,874)	(24,616)	(27,879)	(29,079)
Total stockholders’ deficit	(815,884)	(793,931)	(826,118)	(952,517)	(920,341)
Noncontrolling Interests:
Accumulated deficit and dividends	(118,049)	(114,585)	(118,025)	(134,059)	(129,408)
Accumulated other comprehensive income	6,007	5,408	4,809	4,385	4,227
Total noncontrolling interests	(112,042)	(109,177)	(113,216)	(129,674)	(125,181)
Total deficit	(927,926)	(903,108)	(939,334)	(1,082,191)	(1,045,522)
Total liabilities and deficit	$2,282,391	$2,304,613	$2,382,779	$2,724,965	$2,771,012

MPG Office Trust, Inc.
Supplemental Operating and Financial Data
Fourth Quarter 2011

Unconsolidated Joint Venture Condensed Balance Sheets (1) (unaudited and in thousands)

	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010

Assets

Investments in real estate	$974,238	$974,602	$973,647	$970,875	$968,931
Less: accumulated depreciation	(178,559)	(171,560)	(164,562)	(157,675)	(150,943)
Investments in real estate, net	795,679	803,042	809,085	813,200	817,988

Cash and cash equivalents, including restricted cash	27,930	27,303	24,870	20,151	18,955
Rents, deferred rents and other receivables, net	24,110	24,239	24,640	23,210	22,501
Deferred charges, net	28,405	29,468	26,551	29,278	27,875
Other assets	1,990	2,421	2,836	2,610	2,474
Total assets	$878,114	$886,473	$887,982	$888,449	$889,793

Liabilities and Members’ Equity

Mortgage loans	$698,136	$699,086	$697,259	$694,209	$694,966
Accounts payable and other liabilities	23,435	23,413	22,258	22,258	22,801
Acquired below-market leases, net	1,561	1,833	2,140	2,448	2,762
Total liabilities	723,132	724,332	721,657	718,915	720,529
Members’ equity	154,982	162,141	166,325	169,534	169,264
Total liabilities and members’ equity	$878,114	$886,473	$887,982	$888,449	$889,793
__________

(1)	We have a 20% interest in our unconsolidated joint venture.

MPG Office Trust, Inc.
Supplemental Operating and Financial Data
Fourth Quarter 2011

Consolidated Statements of Operations (unaudited and in thousands)

	For the Three Months Ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
Revenue:
Rental	$48,695	$50,881	$51,094	$51,358	$51,623
Tenant reimbursements	20,257	20,935	20,593	20,591	23,043
Parking	8,827	8,996	9,037	8,862	9,050
Management, leasing and development services	2,096	2,590	1,126	999	1,365
Interest and other	5,052	614	1,799	167	184
Total revenue	84,927	84,016	83,649	81,977	85,265
Expenses:
Rental property operating and maintenance	21,162	20,892	20,911	19,575	22,454
Real estate taxes	6,971	7,516	7,325	7,326	7,148
Parking	2,157	2,231	2,237	2,477	2,549
General and administrative	6,909	5,258	5,308	6,691	906
Other expense	1,305	1,986	1,917	1,762	1,789
Depreciation and amortization	23,176	24,680	24,138	24,837	25,461
Impairment of long-lived assets	—	—	—	—	201,002
Interest	54,276	54,018	52,541	49,511	48,187
Loss from early extinguishment of debt	—	—	164	—	—
Total expenses	115,956	116,581	114,541	112,179	309,496
Loss from continuing operations before equity in net (loss) income of unconsolidated joint venture	(31,029)	(32,565)	(30,892)	(30,202)	(224,231)
Equity in net (loss) income of unconsolidated joint venture	203	204	(21)	(312)	304
Loss from continuing operations	(30,826)	(32,361)	(30,913)	(30,514)	(223,927)

Discontinued Operations:
Loss from discontinued operations before gains on settlement of debt and sale of real estate	—	(10,018)	(21,892)	(9,473)	(26,194)
Gains on settlement of debt	—	62,531	127,849	—	97,978
Gains on sale of real estate	—	10,215	63,629	—	—
Income (loss) from discontinued operations	—	62,728	169,586	(9,473)	71,784
Net (loss) income	$(30,826)	$30,367	$138,673	$(39,987)	$(152,143)

MPG Office Trust, Inc.
Supplemental Operating and Financial Data
Fourth Quarter 2011

Consolidated Statements of Operations (continued) (unaudited and in thousands, except share and per share amounts)

	For the Three Months Ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010

Net (loss) income	$(30,826)	$30,367	$138,673	$(39,987)	$(152,143)
Net loss (income) attributable to common units of our Operating Partnership	3,985	(2,915)	(15,483)	5,205	18,634
Net (loss) income attributable to MPG Office Trust, Inc.	(26,841)	27,452	123,190	(34,782)	(133,509)
Preferred stock dividends	(4,637)	(4,637)	(4,766)	(4,766)	(4,766)
Preferred stock redemption discount	—	2,780	—	—	—
Net (loss) income available to common stockholders	$(31,478)	$25,595	$118,424	$(39,548)	$(138,275)
Basic (loss) income per common share:
Loss from continuing operations	$(0.62)	$(0.60)	$(0.64)	$(0.64)	$(4.11)
Income (loss) from discontinued operations	—	1.11	3.06	(0.17)	1.29
Net (loss) income available to common stockholders per share	$(0.62)	$0.51	$2.42	$(0.81)	$(2.82)
Weighted average number of common shares outstanding	50,676,545	49,961,007	49,040,268	49,016,989	48,981,822

MPG Office Trust, Inc.
Supplemental Operating and Financial Data
Fourth Quarter 2011

Consolidated Statements of Discontinued Operations (unaudited and in thousands)

	For the Three Months Ended
	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
Revenue:
Rental	$574	$4,260	$6,674	$10,251
Tenant reimbursements	7	563	1,271	2,858
Hotel operations	—	3,380	4,988	5,602
Parking	36	368	774	1,091
Interest and other	—	1	170	832
Total revenue	617	8,572	13,877	20,634

Expenses:
Rental property operating and maintenance	195	1,540	2,524	4,679
Hotel operating and maintenance	—	2,466	3,573	3,779
Real estate taxes	40	422	820	1,270
Parking	11	139	291	502
Depreciation and amortization	173	3,150	3,025	4,699
Impairment of long-lived assets	9,330	13,888	—	13,577
Interest	886	8,624	13,117	18,322
Loss from early extinguishment of debt	—	235	—	—
Total expenses	10,635	30,464	23,350	46,828

Loss from discontinued operations before gains on settlement of debt and sale of real estate	(10,018)	(21,892)	(9,473)	(26,194)
Gains on settlement of debt	62,531	127,849	—	97,978
Gains on sale of real estate	10,215	63,629	—	—
Income (loss) from discontinued operations	$62,728	$169,586	$(9,473)	$71,784

MPG Office Trust, Inc.
Supplemental Operating and Financial Data
Fourth Quarter 2011

Consolidated Statements of Operations Related to Properties in Default (1) (unaudited and in thousands)

	For the Three Months Ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
Revenue:
Rental	$4,347	$4,544	$4,603	$4,671	$4,696
Tenant reimbursements	161	212	211	162	510
Parking	295	328	326	312	351
Interest and other	177	32	6	26	31
Total revenue	4,980	5,116	5,146	5,171	5,588

Expenses:
Rental property operating and maintenance	1,716	1,867	2,090	1,713	1,732
Real estate taxes	674	592	584	587	593
Parking	88	103	86	71	84
Depreciation and amortization	1,761	1,929	2,980	1,924	1,922
Impairment of long-lived assets	—	—	—	—	21,107
Interest (2)	8,639	8,655	7,742	7,171	7,365
Total expenses	12,878	13,146	13,482	11,466	32,803
Loss from operations related to Properties in Default	$(7,898)	$(8,030)	$(8,336)	$(6,295)	$(27,215)
__________

(1)
Properties in Default include the following: Stadium Towers Plaza, 500 Orange Tower, 700 North Central and 801 North Brand. As of the date of this report, the mortgage loans on these properties are in default.

(2)
Includes default interest totaling $4.0 million for the three months ended December 31, 2011, default interest totaling $4.0 million for the three months ended September 30, 2011, default interest totaling $3.0 million and the writeoff of deferred financing costs totaling $0.1 million for the three months ended June 30, 2011, default interest totaling $2.6 million for the three months ended March 31, 2011 and default interest totaling $2.7 million for the three months ended December 31, 2010.

MPG Office Trust, Inc.
Supplemental Operating and Financial Data
Fourth Quarter 2011

Unconsolidated Joint Venture Statements of Operations (unaudited and in thousands)

	For the Three Months Ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
Revenue:
Rental	$18,156	$18,089	$18,284	$18,497	$17,710
Tenant reimbursements	6,014	5,634	4,965	5,870	6,219
Parking	1,450	1,470	1,506	1,513	1,472
Interest and other	186	5	4	6	50
Total revenue	25,806	25,198	24,759	25,886	25,451

Expenses:
Rental property operating and maintenance	6,844	6,444	5,891	6,300	6,647
Real estate taxes	2,361	3,057	2,763	3,171	2,890
Parking	395	550	370	362	422
Depreciation and amortization	8,686	8,714	8,649	8,507	8,981
Impairment of long-lived assets	4,095	—	—	—	—
Interest	9,497	9,485	9,279	9,156	9,679
Other	1,085	1,085	1,017	1,219	1,343
Total expenses	32,963	29,335	27,969	28,715	29,962

Loss from continuing operations	(7,157)	(4,137)	(3,210)	(2,829)	(4,511)
Income from discontinued operations	—	—	—	—	40,969
Net (loss) income	$(7,157)	$(4,137)	$(3,210)	$(2,829)	$36,458

Company share (1)	$(1,431)	$(827)	$(642)	$(566)	$7,292
Intercompany eliminations	254	255	247	254	245
Unallocated (allocated) losses	1,380	776	374	—	(7,233)
Equity in net (loss) income of unconsolidated joint venture	$203	$204	$(21)	$(312)	$304
_________

(1)	Amount represents our 20% ownership interest in our unconsolidated joint venture.

MPG Office Trust, Inc.
Supplemental Operating and Financial Data
Fourth Quarter 2011

Funds from Operations (unaudited and in thousands, except share and per share amounts)

		For the Three Months Ended
		December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
Reconciliation of net (loss) income available to common stockholders to funds from operations:
Net (loss) income available to common stockholders		$(31,478)	$25,595	$118,424	$(39,548)	$(138,275)

Add:	Depreciation and amortization of real estate assets	23,124	24,334	27,212	27,787	30,084
	Depreciation and amortization of real estate assets – unconsolidated joint venture (1)	1,737	1,743	1,730	1,701	1,888
	Impairment writedowns of depreciable real estate	—	9,330	13,888	—	214,579
	Impairment writedowns of depreciable real estate – unconsolidated joint venture (1)	819	—	—	—	572
	Net (loss) income attributable to common units of our Operating Partnership	(3,985)	2,915	15,483	(5,205)	(18,634)
	(Unallocated) allocated losses – unconsolidated joint venture (1)	(1,380)	(776)	(374)	—	7,233
Deduct:	Gains on sale of real estate	—	10,215	63,629	—	—
Funds from operations available to common stockholders and unit holders (FFO) (2)		$(11,163)	$52,926	$112,734	$(15,265)	$97,447
Company share of FFO (3)		$(9,909)	$46,930	$99,699	$(13,490)	$85,875
FFO per share – basic		$(0.20)	$0.94	$2.03	$(0.28)	$1.75
FFO per share – diluted		$(0.20)	$0.92	$1.99	$(0.28)	$1.73
Weighted average number of common shares outstanding – basic		50,676,545	49,961,007	49,040,268	49,016,989	48,981,822
Weighted average number of common and common equivalent shares outstanding – diluted		51,120,752	50,988,030	50,064,195	50,237,641	49,619,851
Weighted average diluted shares and units		57,567,529	57,434,807	56,510,972	56,684,418	56,149,712

Reconciliation of FFO to FFO before specified items: (2)
FFO available to common stockholders and unit holders		$(11,163)	$52,926	$112,734	$(15,265)	$97,447
Add:	Loss from early extinguishment of debt	—	—	399	—	—
	Default interest accrued on mortgages in default	10,005	10,413	12,803	10,078	10,533
	Writeoff of deferred financing costs related to mortgages in default	—	—	133	1,626	—
Deduct:	Gains on settlement of debt	—	62,531	127,849	—	97,978
	Gain on settlement of debt – unconsolidated joint venture (1)	—	—	—	—	8,838
	Preferred stock redemption discount	—	2,780	—	—	—
FFO before specified items		$(1,158)	$(1,972)	$(1,780)	$(3,561)	$1,164
Company share of FFO before specified items (3)		$(1,028)	$(1,749)	$(1,574)	$(3,147)	$1,026
FFO per share before specified items – basic		$(0.02)	$(0.04)	$(0.03)	$(0.06)	$0.02
FFO per share before specified items – diluted		$(0.02)	$(0.04)	$(0.03)	$(0.06)	$0.02
__________

(1)	Amount represents our 20% ownership interest in our unconsolidated joint venture.

(2)	For the definition and discussion of FFO and FFO before specified items, see page 44.

(3)
Based on a weighted average interest in our Operating Partnership of approximately 88.8% for the three months ended December 31, 2011, 88.7% for the three months ended September 30, 2011, 88.4% for the three months ended June 30, 2011, 88.4% for the three months ended March 31, 2011 and 88.1% for the three months ended December 31, 2010.

MPG Office Trust, Inc.
Supplemental Operating and Financial Data
Fourth Quarter 2011

Adjusted Funds from Operations (1) (unaudited and in thousands)

		For the Three Months Ended
		December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
FFO		$(11,163)	$52,926	$112,734	$(15,265)	$97,447
Add:	Non-real estate depreciation	52	519	76	75	76
	Straight line ground and air space lease expense	521	521	515	511	511
	Amortization of deferred financing costs	844	817	863	954	988
	Unrealized (gain) loss due to hedge ineffectiveness	(332)	(338)	(244)	(308)	783
	Default interest accrued on mortgages in default	10,005	10,413	12,803	10,078	10,533
	Writeoff of deferred financing costs related to mortgages in default	—	—	133	1,626	—
	Non-cash stock compensation	1,216	527	497	1,998	(2,502)
	Loss from early extinguishment of debt	—	—	399	—	—

Deduct:	Gains on settlement of debt	—	62,531	127,849	—	97,978
	Preferred stock redemption discount	—	2,780	—	—	—
	Straight line rent	405	(434)	450	460	988
	Fair value lease revenue	2,542	2,602	3,046	3,446	3,946
	Capitalized payments (2)	283	363	550	624	637
	Capital lease principal payments	131	129	130	132	277
	Scheduled principal payments on mortgage loans	134	42	600	900	900
	Non-recoverable capital expenditures	694	434	388	149	347
	Recoverable capital expenditures	172	438	164	363	265
	Hotel improvements, equipment upgrades and replacements	—	—	911	776	661
	2nd generation tenant improvements and leasing commissions (3), (4)	1,723	790	2,033	1,848	3,229
	Unconsolidated joint venture AFFO adjustments (5)	982	1,219	893	583	9,401
Adjusted funds from operations (AFFO)		$(5,923)	$(5,509)	$(9,238)	$(9,612)	$(10,793)
__________

(1)	For the definition and computation method of AFFO, see page 45. For a quantitative reconciliation of the differences between AFFO and cash flows from operating activities, see page 20.

(2)	Includes capitalized leasing and development payroll, and capitalized interest.

(3)
Excludes 1st generation tenant improvements and leasing commissions of $2.2 million, $1.2 million, $0.2 million and $0.8 million for the three months ended September 30, June 30 and March 31, 2011 and December 31, 2010, respectively.

(4)
Excludes tenant improvements and leasing commissions paid using cash reserves that were funded through loan proceeds upon acquisition or debt refinancing of $0.2 million, $0.1 million, $0.5 million and $0.2 million for the three months ended September 30, June 30 and March 31, 2011 and December 31, 2010, respectively.

(5)	Amount represents our 20% ownership interest in our unconsolidated joint venture.

MPG Office Trust, Inc.
Supplemental Operating and Financial Data
Fourth Quarter 2011

Adjusted Funds from Operations Related to Properties in Default (1) (unaudited and in thousands)

		For the Three Months Ended
		December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010

FFO		$(6,137)	$55,914	$113,382	$(12,076)	$84,454
Add:	Amortization of deferred financing costs	—	—	9	9	9
	Writeoff of deferred financing costs	—	—	133	—	—
	Default interest accrued	3,999	4,408	6,863	8,250	10,533

Deduct:	Gains on settlement of debt	—	62,531	123,929	—	97,978
	Straight line rent	70	(157)	(274)	470	1,031
	Fair value lease revenue	181	216	424	807	1,192
	Non-recoverable capital expenditures	—	—	—	—	31
	2nd generation tenant improvements and leasing commissions	—	—	—	—	73
Adjusted funds from operations related to Properties in Default		$(2,389)	$(2,268)	$(3,692)	$(5,094)	$(5,309)
__________

(1)
For purposes of this schedule, Properties in Default include the following: Stadium Towers Plaza, 2600 Michelson, Pacific Arts Plaza, 550 South Hope, 500 Orange Tower, City Tower, 207 Goode, 700 North Central and 801 North Brand. In October 2010, we disposed of 207 Goode, in December 2010, we disposed of Pacific Arts Plaza, in May 2011, we disposed of 550 South Hope, in June 2011, we disposed of 2600 Michelson and in July 2011, we disposed of City Tower.

MPG Office Trust, Inc.
Supplemental Operating and Financial Data
Fourth Quarter 2011

Reconciliation of Earnings before Interest, Taxes and Depreciation and Amortization (1) and Adjusted Funds from Operations (2) (unaudited and in thousands)

		For the Three Months Ended
		December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
Reconciliation of net (loss) income to earnings before interest, taxes and depreciation and amortization (EBITDA):
Net (loss) income		$(30,826)	$30,367	$138,673	$(39,987)	$(152,143)
Add:	Interest expense (3)	54,276	54,904	61,165	62,628	66,509
	Interest expense – unconsolidated joint venture (4)	1,899	1,897	1,856	1,831	2,136
	Depreciation and amortization (5)	23,176	24,853	27,288	27,862	30,160
	Depreciation and amortization – unconsolidated joint venture (4)	1,737	1,743	1,730	1,701	1,888
Deduct:	Unallocated (allocated) losses from unconsolidated joint venture (4)	1,380	776	374	—	(7,233)
EBITDA		$48,882	$112,988	$230,338	$54,035	$(44,217)
EBITDA		$48,882	$112,988	$230,338	$54,035	$(44,217)
Add:	Loss from early extinguishment of debt	—	—	399	—	—
	Impairment writedown of depreciable real estate	—	9,330	13,888	—	214,579
	Impairment writedown of depreciable real estate – unconsolidated joint venture (4)	819	—	—	—	572
Deduct:	Gains on settlement of debt	—	62,531	127,849	—	97,978
	Gain on settlement of debt – unconsolidated joint venture (4)	—	—	—	—	8,838
	Gains on sale of real estate	—	10,215	63,629	—	—
Adjusted EBITDA		$49,701	$49,572	$53,147	$54,035	$64,118
Reconciliation of cash flows from operating activities to adjusted funds from operations (AFFO):
Cash flows from operating activities		$(8,213)	$3,965	$(621)	$(19,188)	$4,295
Changes in other assets and liabilities		4,879	(7,812)	(5,121)	12,712	(10,586)
Non-recoverable capital expenditures		(694)	(434)	(388)	(149)	(347)
Recoverable capital expenditures		(172)	(438)	(164)	(363)	(265)
Hotel improvements, equipment upgrades and replacements		—	—	(911)	(776)	(661)
2nd generation tenant improvements and leasing commissions (6), (7)		(1,723)	(790)	(2,033)	(1,848)	(3,229)
AFFO		$(5,923)	$(5,509)	$(9,238)	$(9,612)	$(10,793)
__________

(1)	For the definition and discussion of EBITDA and Adjusted EBITDA, see page 46.

(2)	For the definition and discussion of AFFO, see page 45.

(3)
Includes interest expense of $0.9 million, $8.6 million, $13.1 million and $18.3 million for the three months ended September 30, June 30 and March 31, 2011 and December 31, 2010, respectively, related to discontinued operations.

(4)	Amount represents our 20% ownership interest in our unconsolidated joint venture.

(5)
Includes depreciation and amortization of $0.2 million, $3.2 million, $3.0 million and $4.7 million for the three months ended September 30, June 30 and March 31, 2011 and December 31, 2010, respectively, related to discontinued operations.

(6)
Excludes 1st generation tenant improvements and leasing commissions of $2.2 million, $1.2 million, $0.2 million and $0.8 million for the three months ended September 30, June 30 and March 31, 2011 and December 31, 2010, respectively.

(7)
Excludes tenant improvements and leasing commissions paid using cash reserves that were funded through loan proceeds upon acquisition or debt refinancing of $0.2 million, $0.1 million, $0.5 million and $0.2 million for the three months ended September 30, June 30 and March 31, 2011 and December 31, 2010, respectively.

MPG Office Trust, Inc.
Supplemental Operating and Financial Data
Fourth Quarter 2011

Capital Structure

Debt
(in thousands)

		Balance as of
		December 31, 2011

Mortgage loans		$3,045,995
Company share of unconsolidated joint venture debt		139,627
Total combined debt		$3,185,622

Equity
(in thousands)

	Shares Outstanding	Total Liquidation Preference

Preferred stock	9,730	$243,259

	Shares & Units Outstanding	Market Value (1)

Common stock	50,753	$100,998
Noncontrolling common units of our Operating Partnership	6,447	12,829
Total common equity	57,200	$113,827
Total consolidated market capitalization		$3,403,081
Total combined market capitalization (2)		$3,542,708
__________

(1)	Value based on the NYSE closing price of $1.99 on December 31, 2011.

(2)	Includes our 20% share of unconsolidated joint venture debt.

MPG Office Trust, Inc.
Supplemental Operating and Financial Data
Fourth Quarter 2011

Debt Summary (in thousands, except percentages)

	Maturity Date	Principal Amount as of December 31, 2011	% of Debt	Interest Rate as of December 31, 2011 (1)
Floating-Rate Debt
Variable-Rate Loans:
Brea Corporate Place (2)	May 1, 2012	$70,468	2.31%	2.25%
Brea Financial Commons (2)	May 1, 2012	38,532	1.26%	2.25%
Plaza Las Fuentes senior mortgage loan (3)	August 9, 2016	33,574	1.10%	4.50%
Total variable-rate loans		142,574	4.67%	2.78%

Variable-Rate Swapped to Fixed-Rate Loan:
KPMG Tower (4)	October 9, 2012	400,000	13.13%	7.16%
Total floating-rate debt		542,574	17.80%	6.01%

Fixed-Rate Debt
Wells Fargo Tower	April 6, 2017	550,000	18.05%	5.68%
Gas Company Tower	August 11, 2016	458,000	15.03%	5.10%
777 Tower	November 1, 2013	273,000	8.96%	5.84%
US Bank Tower	July 1, 2013	260,000	8.53%	4.66%
Glendale Center (5)	August 11, 2016	125,000	4.10%	5.82%
The City – 3800 Chapman	May 6, 2017	44,370	1.46%	5.93%
Plaza Las Fuentes mezzanine loan	August 9, 2016	11,250	0.37%	9.88%
Total fixed-rate debt		1,721,620	56.50%	5.44%
Total debt, excluding mortgages in default		2,264,194	74.30%	5.58%

Mortgages in Default
Two California Plaza (6)	May 6, 2017	470,000	15.42%	10.50%
500 Orange Tower (7)	May 6, 2017	110,000	3.61%	10.88%
Stadium Towers Plaza (7)	May 11, 2017	100,000	3.28%	10.78%
801 North Brand (7), (8)	April 6, 2015	75,540	2.48%	10.73%
700 North Central (7), (8)	April 6, 2015	27,460	0.91%	10.73%
Total mortgages in default		783,000	25.70%	10.62%

Total consolidated debt		3,047,194	100.00%	6.87%
Debt discount		(1,199)
Total consolidated debt, net		$3,045,995

MPG Office Trust, Inc.
Supplemental Operating and Financial Data
Fourth Quarter 2011

Debt Summary (continued)

__________

(1)	The December 31, 2011 one-month LIBOR rate of 0.30% was used to calculate interest on the variable-rate loans.

(2)
This loan bears interest at a rate of LIBOR plus 1.95%. As required by the loan agreement, we have entered into an interest rate cap agreement that limits the LIBOR portion of the interest rate to 6.50% during the loan term.

(3)
This loan bears interest at a rate of the greater of 4.50%, or LIBOR plus 3.50%. As required by the Plaza Las Fuentes mezzanine loan agreement, we have entered into an interest rate cap agreement that limits the LIBOR portion of the interest rate to 2.50% during the loan term.

(4)	This loan bears interest at a rate of LIBOR plus 1.60%. We have entered into an interest rate swap agreement to hedge this loan, which effectively fixes the LIBOR rate at 5.564%.

(5)	On January 17, 2012, our special purpose property-owning subsidiary that owns Glendale Center defaulted on the mortgage loan secured by the property.

(6)
Our special purpose property-owning subsidiary that owns Two California Plaza is in default for failing to make debt service payments due under this loan. The interest rate shown for this loan is the default rate as defined in the loan agreement. The special servicer has the contractual right to accelerate the maturity of the debt but has not done so. If we are successful in modifying the mortgage loan, the settlement date and treatment of principal will be as set forth in the modified loan agreement.

(7)
Our special purpose property-owning subsidiary that owns this property is in default for failing to make debt service payments due under this loan. The interest rate shown for this loan is the default rate as defined in the loan agreement. The special servicer has the contractual right to accelerate the maturity of the debt but has not done so. The actual settlement date of the loan will depend upon when the property is disposed of either by the Company or the special servicer, as applicable. Management does not intend to settle this amount with unrestricted cash. We expect that this amount will be settled in a non-cash manner at the time of disposition.

(8)
On February 2, 2012, trustee sales were conducted with respect to the mortgage loans secured by 700 North Central and 801 North Brand as part of cooperative foreclosure proceedings. As a result of the foreclosures, we were relieved of the obligation to repay the $27.5 million mortgage loan secured by 700 North Central and the $75.5 million mortgage loan secured by 801 North Brand as well as accrued contractual and default interest on both loans.

MPG Office Trust, Inc.
Supplemental Operating and Financial Data
Fourth Quarter 2011

Unconsolidated Joint Venture Debt Summary (in thousands, except percentages)

	Maturity Date	Principal Amount as of December 31, 2011	% of Debt	Interest Rate as of December 31, 2011
Variable-Rate Debt:
One California Plaza (1)	July 1, 2016	$2,578	0.37%	4.00%

Fixed-Rate Debt:
Wells Fargo Center (Denver, CO) (2)	April 6, 2015	276,000	39.62%	5.26%
One California Plaza	July 1, 2016	139,117	19.97%	4.78%
San Diego Tech Center (2)	April 11, 2015	133,000	19.09%	5.70%
Cerritos Corporate Center	February 1, 2016	93,990	13.49%	5.54%
Stadium Gateway	February 1, 2016	52,000	7.46%	5.66%
Total fixed-rate debt		694,107	99.63%	5.31%
		696,685	100.00%	5.31%
Debt premium		1,451
Total unconsolidated joint venture debt		$698,136

Our portion of unconsolidated joint venture debt (3)		$139,627
__________

(1)	This loan bears interest at a rate of the greater of 4.00%, or LIBOR plus 3.00%. As of December 31, 2011, there are undrawn funds totaling $17.4 million available under this loan.

(2)	This property is under contract to be sold to an affiliate of Beacon Capital Partners, LLC (“Beacon”), subject to customary closing conditions.

(3)	We have a 20% interest in our unconsolidated joint venture.

MPG Office Trust, Inc.
Supplemental Operating and Financial Data
Fourth Quarter 2011

Debt Maturities (in thousands, except percentages)

	2012	2013	2014	2015	2016	Thereafter	Total
Floating-Rate Debt
Variable-Rate Loans:
Brea Corporate Place	$70,468	$—	$—	$—	$—	$—	$70,468
Brea Financial Commons	38,532	—	—	—	—	—	38,532
Plaza Las Fuentes senior mortgage loan	543	573	600	627	31,231	—	33,574
Total variable-rate loans	109,543	573	600	627	31,231	—	142,574

Variable-Rate Swapped to Fixed-Rate Loan:
KPMG Tower	400,000	—	—	—	—	—	400,000
Total floating-rate debt	509,543	573	600	627	31,231	—	542,574

Fixed-Rate Debt
Wells Fargo Tower	—	—	—	—	—	550,000	550,000
Gas Company Tower	—	—	—	—	458,000	—	458,000
777 Tower	—	273,000	—	—	—	—	273,000
US Bank Tower	—	260,000	—	—	—	—	260,000
Glendale Center(1)	—	—	—	—	125,000	—	125,000
The City – 3800 Chapman	—	—	—	—	—	44,370	44,370
Plaza Las Fuentes mezzanine loan	—	—	—	—	11,250	—	11,250
Total fixed-rate debt	—	533,000	—	—	594,250	594,370	1,721,620
Total debt, excluding mortgages in default	509,543	533,573	600	627	625,481	594,370	2,264,194
Debt discount	—	(1,199)	—	—	—	—	(1,199)
Total debt, excluding mortgages in default, net	509,543	532,374	600	627	625,481	594,370	2,262,995

Mortgages in Default
Two California Plaza (2)	—	—	—	—	—	470,000	470,000
500 Orange Tower (3)	—	—	—	—	—	110,000	110,000
Stadium Towers Plaza (3)	—	—	—	—	—	100,000	100,000
801 North Brand (3), (4)	—	—	—	75,540	—	—	75,540
700 North Central (3), (4)	—	—	—	27,460	—	—	27,460
Total mortgages in default	—	—	—	103,000	—	680,000	783,000
Total consolidated debt, net	$509,543	$532,374	$600	$103,627	$625,481	$1,274,370	$3,045,995
Weighted average interest rate, excluding mortgages in default	6.11%	5.27%	4.50%	4.50%	5.30%	5.69%	5.58%
Weighted average interest rate, mortgages in default	—%	—%	—%	10.73%	—%	10.60%	10.62%
Weighted average interest rate, consolidated	6.11%	5.27%	4.50%	10.69%	5.30%	8.31%	6.87%
__________

(1)	On January 17, 2012, our special purpose property-owning subsidiary that owns Glendale Center defaulted on the mortgage loan secured by the property.

(2)
Amount shown in the table above for Two California Plaza reflects the contractual maturity date per the loan agreement. The special servicer has the contractual right to accelerate the maturity date of the debt but has not done so. If we are successful in modifying the mortgage loan, the settlement date and treatment of principal will be as set forth in the modified loan agreement.

(3)
Amounts shown in the table above for mortgages in default reflect contractual maturity dates per the loan agreements. The special servicers have the contractual right to accelerate the maturity dates of the debt but have not done so. The actual settlement date of the loan will depend upon when the property is disposed of either by the Company or the special servicer, as applicable. Management does not intend to settle this amount with unrestricted cash. We expect that this amount will be settled in a non-cash manner at the time of disposition.

(4)
On February 2, 2012, trustee sales were conducted with respect to the mortgage loans secured by 700 North Central and 801 North Brand as part of cooperative foreclosure proceedings. As a result of the foreclosures, we were relieved of the obligation to repay the $27.5 million mortgage loan secured by 700 North Central and the $75.5 million mortgage loan secured by 801 North Brand as well as accrued contractual and default interest on both loans.

MPG Office Trust, Inc.
Supplemental Operating and Financial Data
Fourth Quarter 2011

Unconsolidated Joint Venture Debt Maturities (in thousands, except percentages)

	2012	2013	2014	2015	2016	Total

Wells Fargo Center (Denver, CO) (1)	$—	$—	$—	$276,000	$—	$276,000
One California Plaza	2,194	2,301	2,413	2,531	132,256	141,695
San Diego Tech Center (1)	—	—	—	133,000	—	133,000
Cerritos Corporate Center	1,239	1,326	1,402	1,483	88,540	93,990
Stadium Gateway	—	—	—	—	52,000	52,000
	3,433	3,627	3,815	413,014	272,796	696,685
Debt premium	—	—	—	1,451	—	1,451
Total unconsolidated joint venture debt	$3,433	$3,627	$3,815	$414,465	$272,796	$698,136
Weighted average interest rate	5.05%	5.06%	5.06%	5.40%	5.19%	5.31%
__________

(1)	This property is under contract to be sold to an affiliate of Beacon, subject to customary closing conditions.

MPG Office Trust, Inc.
Supplemental Operating and Financial Data
Fourth Quarter 2011

Portfolio Data

MPG Office Trust, Inc.
Supplemental Operating and Financial Data
Fourth Quarter 2011

Same Store Analysis (unaudited and in thousands, except percentages)

	For the Three Months Ended December 31, (1)			For the Year Ended December 31, (1)
	2011	2010	% Change	2011	2010	% Change
Total Same Store Portfolio
Number of properties	11	11		11	11
Square feet as of December 31	8,945,779	8,914,598		8,945,779	8,914,598
Percentage of wholly-owned Office Portfolio	100.0%	100.0%		100.0%	100.0%
Weighted average leased percentage (2)	80.9%	83.5%		83.0%	83.9%

GAAP
Breakdown of Net Operating Income:
Operating revenue	$77,728	$78,208	(0.6)%	$305,604	$316,245	(3.4)%
Operating expenses	27,786	29,739	(6.6)%	110,205	111,412	(1.1)%
Other expense	1,273	1,264	0.7%	5,078	5,055	0.5%
Net operating income	$48,669	$47,205	3.1%	$190,321	$199,778	(4.7)%

CASH BASIS
Breakdown of Net Operating Income:
Operating revenue	$75,034	$75,484	(0.6)%	$294,807	$303,150	(2.8)%
Operating expenses	27,786	29,739	(6.6)%	110,205	111,412	(1.1)%
Other expense	753	743	1.3%	2,994	2,971	0.8%
Net operating income	$46,495	$45,002	3.3%	$181,608	$188,767	(3.8)%
__________

(1)	Properties included in the Same Store analysis are the properties in our Office Portfolio, with the exception of the Properties in Default and our joint venture properties.

(2)	Represents weighted average leased amounts for the Same Store Portfolio.

MPG Office Trust, Inc.
Supplemental Operating and Financial Data
Fourth Quarter 2011

Portfolio Overview — Los Angeles Central Business District

					Square Feet			Leased % and In-Place Rents
	Number of Buildings	Number of Tenants	Year Built	Ownership %	Net Building Rentable	Effective (1)	% of Net Rentable	% Leased	Total Annualized Rents (2)	Effective Annualized Rents (2)	Annualized Rent $/RSF (3)
Office Properties
Gas Company Tower	1	17	1991	100%	1,369,822	1,369,822	15.68%	78.2%	$22,339,718	$22,339,718	$20.86
US Bank Tower	1	51	1989	100%	1,431,808	1,431,808	16.39%	55.1%	18,501,684	18,501,684	23.45
Wells Fargo Tower	2	55	1982	100%	1,402,157	1,402,157	16.05%	91.4%	28,092,992	28,092,992	21.92
Two California Plaza (4)	1	52	1992	100%	1,327,835	1,327,835	15.20%	78.0%	21,839,425	21,839,425	21.10
KPMG Tower	1	22	1983	100%	1,154,306	1,154,306	13.21%	96.1%	27,594,735	27,594,735	24.89
777 Tower	1	34	1991	100%	1,016,457	1,016,457	11.63%	82.2%	18,349,616	18,349,616	21.97
One California Plaza	1	25	1985	20%	1,034,134	206,827	11.84%	74.0%	16,902,466	3,380,493	22.10
Total LACBD Office Properties	8	256			8,736,519	7,909,212	100.00%	78.8%	$153,620,636	$140,098,663	$22.31
Effective LACBD Office Properties					7,909,212			79.3%

Parking Properties					SQFT	Effective SQFT	Vehicle Capacity	Effective Vehicle Capacity	Annualized Parking Revenue (5)	Effective Annualized Parking Revenue (6)	Effective Annualized Parking Revenue per Vehicle Capacity (7)
On-Site Parking					2,498,787	2,138,085	6,651	5,601	$26,741,125	$23,833,738	$4,255
Off-Site Garages					1,285,165	1,285,165	4,124	4,124	8,888,076	8,888,076	2,155
Total LACBD Parking Properties					3,783,952	3,423,250	10,775	9,725	$35,629,201	$32,721,814	3,365

Total LACBD Office and Parking Properties					12,520,471	11,332,462
__________

(1)	Includes 100% of our consolidated properties and 20% of our unconsolidated joint venture properties.

(2)
Annualized rent represents the annualized monthly contractual rent under existing leases as of December 31, 2011. This amount reflects total base rent before any one-time or non-recurring rent abatements but after annually recurring rent credits and is shown on a net basis; thus, for any tenant under a partial gross lease, the expense stop, or under a fully gross lease, the current year operating expenses (which may be estimates as of such date), are subtracted from gross rent.

(3)	Annualized rent per rentable square foot represents annualized rent as computed above, divided by leased square feet as of the same date.

(4)	The mortgage loan on Two California Plaza was in default as of December 31, 2011.

(5)	Annualized parking revenue represents the annualized quarterly parking revenue as of December 31, 2011.

(6)
Effective annualized parking revenue represents the annualized quarterly parking revenue as of December 31, 2011 adjusted to include 100% of our consolidated properties and 20% of our unconsolidated joint venture properties.

(7)	Effective annualized parking revenue per vehicle capacity represents the effective annualized parking revenue divided by the effective vehicle capacity.

MPG Office Trust, Inc.
Supplemental Operating and Financial Data
Fourth Quarter 2011

Portfolio Overview — Other Properties

					Square Feet			Leased % and In-Place Rents
	Number of Buildings	Number of Tenants	Year Built / Renovated	Ownership %	Net Building Rentable	Effective (1)	% of Net Rentable	% Leased	Total Annualized Rents (2)	Effective Annualized Rents (2)	Annualized Rent $/RSF (3)
Office Properties
Glendale Center (4)	2	4	1973/1996	100%	396,000	396,000	10.70%	100.0%	$6,564,376	$6,564,376	$16.58
Plaza Las Fuentes	3	6	1989	100%	193,254	193,254	5.22%	100.0%	5,613,690	5,613,690	29.05
Cerritos – Phase I	1	1	1999	20%	221,968	44,394	6.00%	100.0%	6,667,919	1,333,584	30.04
Cerritos – Phase II	1	—	2001	20%	104,567	20,913	2.83%	100.0%	1,587,328	317,466	15.18
3800 Chapman	1	2	1984	100%	158,767	158,767	4.29%	75.9%	2,738,182	2,738,182	22.74
Stadium Gateway	1	7	2001	20%	272,826	54,565	7.37%	72.2%	4,411,722	882,344	22.41
Brea Corporate Place	2	23	1987	100%	329,833	329,833	8.91%	74.8%	2,896,470	2,896,470	11.73
Brea Financial Commons	3	2	1987	100%	165,540	165,540	4.47%	90.7%	3,175,533	3,175,533	21.16
San Diego Tech Center (5)	11	25	1984/1986	20%	645,591	129,118	17.45%	81.8%	10,660,228	2,132,046	20.18
Wells Fargo Center – Denver (5)	1	40	1983	20%	1,212,205	242,441	32.76%	91.2%	22,669,898	4,533,980	20.50
Total Other Office Properties	26	110			3,700,551	1,734,825	100.0%	88.2%	$66,985,346	$30,187,671	$20.52
Total Effective Other Office Properties					1,734,825			88.7%

Parking Properties					SQFT	Effective SQFT	Vehicle Capacity	Effective Vehicle Capacity	Annualized Parking Revenue (6)	Effective Annualized Parking Revenue (7)	Effective Annualized Parking Revenue per Vehicle Capacity (8)
On-Site Parking					2,693,980	1,562,324	8,714	5,316	$4,496,066	$2,763,940	$520

Total Other Office and Parking Properties					6,394,531	3,297,149
__________

(1)	Includes 100% of our consolidated properties and 20% of our unconsolidated joint venture properties.

(2)
Annualized rent represents the annualized monthly contractual rent under existing leases as of December 31, 2011. This amount reflects total base rent before any one-time or non-recurring rent abatements but after annually recurring rent credits and is shown on a net basis; thus, for any tenant under a partial gross lease, the expense stop, or under a fully gross lease, the current year operating expenses (which may be estimates as of such date), are subtracted from gross rent.

(3)	Annualized rent per rentable square foot represents annualized rent as computed above, divided by leased square feet as of the same date.

(4)	The mortgage loan on Glendale Center was in default as of January 17, 2012.

(5)	This property is under contract to be sold to an affiliate of Beacon, subject to customary closing conditions.

(6)	Annualized parking revenue represents the annualized quarterly parking revenue as of December 31, 2011.

(7)
Effective annualized parking revenue represents the annualized quarterly parking revenue as of December 31, 2011 adjusted to include 100% of our consolidated properties and 20% of our unconsolidated joint venture properties.

(8)	Effective annualized parking revenue per vehicle capacity represents the effective annualized parking revenue divided by the effective vehicle capacity.

MPG Office Trust, Inc.
Supplemental Operating and Financial Data
Fourth Quarter 2011

Portfolio Overview — Properties in Default

					Square Feet	Leased % and In-Place Rents
	Number of Buildings	Number of Tenants	Year Built	Ownership %	Net Building Rentable	% Leased	Total Annualized Rents (1)	Annualized Rent $/RSF (2)

Stadium Towers Plaza	1	22	1988	100%	258,586	45.7%	$2,286,798	$19.35
500 Orange Tower	3	27	1987	100%	335,898	65.5%	4,051,334	18.40
801 North Brand	1	28	1987	100%	282,788	78.2%	4,212,320	19.04
700 North Central	1	11	1979	100%	134,168	59.7%	1,228,767	15.35
Total Properties in Default	6	88			1,011,440	63.2%	$11,779,219	$18.42
__________

(1)
Annualized rent represents the annualized monthly contractual rent under existing leases as of December 31, 2011. This amount reflects total base rent before any one-time or non-recurring rent abatements but after annually recurring rent credits and is shown on a net basis; thus, for any tenant under a partial gross lease, the expense stop, or under a fully gross lease, the current year operating expenses (which may be estimates as of such date), are subtracted from gross rent.

(2)	Annualized rent per rentable square foot represents annualized rent as computed above, divided by leased square feet as of the same date.

MPG Office Trust, Inc.
Supplemental Operating and Financial Data
Fourth Quarter 2011

Portfolio Overview — Leased Percentages and Weighted Average Remaining Lease Term

	Ownership ( % )	Weighted Average Remaining Lease Term (in years)
			% Leased
			Q4 2011	Q3 2011	Q2 2011	Q1 2011	Q4 2010
Los Angeles Central Business District
Gas Company Tower	100%	9.2	78.2%	94.5%	94.7%	94.6%	94.6%
US Bank Tower	100%	4.7	55.1%	55.0%	54.7%	58.5%	57.9%
Wells Fargo Tower	100%	4.1	91.4%	92.5%	92.3%	92.6%	94.3%
Two California Plaza (1)	100%	3.6	78.0%	79.9%	80.6%	81.1%	81.9%
KPMG Tower	100%	8.1	96.1%	96.0%	95.5%	95.5%	94.3%
777 Tower	100%	5.4	82.2%	83.3%	83.7%	79.4%	79.6%
One California Plaza	20%	7.5	74.0%	76.1%	76.2%	77.2%	76.6%
Total Los Angeles Central Business District		6.1	78.8%	82.2%	82.2%	82.6%	82.7%

Other Properties
Glendale Center (2)	100%	2.5	100.0%	100.0%	100.0%	93.8%	93.8%
Plaza Las Fuentes	100%	7.2	100.0%	100.0%	100.0%	93.9%	100.0%
Cerritos – Phase I	20%	2.8	100.0%	100.0%	100.0%	100.0%	100.0%
Cerritos – Phase II	20%	4.4	100.0%	100.0%	100.0%	100.0%	100.0%
3800 Chapman	100%	3.5	75.9%	75.9%	75.9%	75.9%	75.9%
Stadium Gateway	20%	4.0	72.2%	72.2%	72.2%	72.2%	72.2%
Brea Corporate Place	100%	4.0	74.8%	73.9%	73.9%	73.9%	73.9%
Brea Financial Commons	100%	2.4	90.7%	90.7%	90.7%	90.7%	90.7%
San Diego Tech Center (3)	20%	2.9	81.8%	82.2%	81.3%	81.3%	82.3%
Wells Fargo Center – Denver (3)	20%	5.8	91.2%	91.2%	90.5%	93.0%	92.5%
Total Other Properties		4.3	88.2%	88.2%	87.8%	87.6%	88.0%

Total Office Properties		5.5	81.6%	84.0%	83.9%	84.1%	84.2%

Properties in Default
Stadium Towers Plaza	100%	2.2	45.7%	45.7%	44.4%	44.4%	46.2%
500 Orange Tower	100%	3.4	65.5%	65.5%	65.5%	66.7%	69.0%
801 North Brand	100%	1.9	78.2%	78.8%	81.2%	83.2%	82.3%
700 North Central	100%	2.1	59.7%	61.7%	61.7%	66.7%	66.7%
Total Properties in Default		2.5	63.2%	63.7%	64.0%	65.6%	66.6%
__________

(1)	The mortgage loan on Two California Plaza was in default as of December 31, 2011.

(2)	The mortgage loan on Glendale Center was in default as of January 17, 2012.

(3)	This property is under contract to be sold to an affiliate of Beacon, subject to customary closing conditions.

MPG Office Trust, Inc.
Supplemental Operating and Financial Data
Fourth Quarter 2011

Major Tenants — Los Angeles Central Business District

	Tenant	Annualized Rent (1)	% of Total LACBD Annualized Rent	Leased RSF	% of Total LACBD Leased RSF	Weighted Average Remaining Lease Term in Months	S & P Credit Rating / Nationally Recognized (2)
	Rated Tenants ≥ $250,000 Annual Rent
1	Southern California Gas Company	$7,628,860	5.0%	412,679	6.0%	168	A
2	Wells Fargo Bank	5,675,869	3.7%	302,828	4.4%	19	AA-
3	US Bank, National Association	4,062,575	2.6%	154,304	2.2%	42	AA-
4	American Home Assurance	2,272,568	1.5%	112,042	1.6%	20	A
5	Bank of the West	2,011,108	1.3%	89,568	1.3%	104	A+
6	Bank of America	1,492,514	1.0%	65,605	1.0%	18	A+
7	CIT Group, Inc.	1,042,228	0.7%	47,374	0.7%	51	B+
8	FTI Consulting	1,018,080	0.7%	42,420	0.6%	71	BB+
9	Mizuho Corporate Bank, Ltd	992,880	0.6%	42,000	0.6%	8	B
10	Zurich Insurance Co., US Branch	976,558	0.6%	44,389	0.6%	134	AA-
	Other Rated Tenants ≥ $250,000 Annual Rent (3)	7,897,925	5.1%	333,714	4.8%	46
	Total Rated Tenants ≥ $250,000 Annual Rent (3)	35,071,165	22.8%	1,646,923	23.8%	74
	Total Investment Grade Tenants (3)	$37,369,090	24.3%	1,738,262	25.2%

	Nationally Recognized Tenants ≥ $250,000 Annual Rent
11	Latham & Watkins LLP	9,676,051	6.3%	397,991	5.8%	131	4th Largest US Law Firm
12	Gibson, Dunn & Crutcher LLP	6,464,056	4.2%	268,268	3.9%	71	15th Largest US Law Firm
13	Deloitte & Touche LLP	5,085,290	3.3%	290,588	4.2%	39	Largest US Accounting Firm
14	KPMG LLP	4,453,796	2.9%	175,971	2.6%	30	4th Largest US Accounting Firm
15	Marsh USA, Inc.	4,319,801	2.8%	210,722	3.1%	76	World’s Largest Insurance Broker
16	Morrison & Foerster LLP	3,885,728	2.5%	138,776	2.0%	21	20th Largest US Law Firm
17	Sidley Austin LLP	3,859,712	2.5%	192,457	2.8%	144	8th Largest US Law Firm
18	Munger, Tolles & Olson LLP	3,789,495	2.5%	165,019	2.4%	122	140th Largest US Law Firm
19	Skadden, Arps, Slate, Meagher & Flom LLP	3,684,660	2.4%	169,235	2.5%	119	2nd Largest US Law Firm
20	Oaktree Capital Management, L.P.	3,331,703	2.2%	169,082	2.5%	58	Investment Management Co.
	Other Nationally Recognized Tenants ≥ $250,000 Annual Rent	37,677,189	24.5%	1,656,054	24.1%	77
	Total Nationally Recognized Tenants ≥ $250,000 Annual Rent (3)	86,227,481	56.1%	3,834,163	55.9%	81
	Total Nationally Recognized Tenants (3)	87,512,389	57.0%	3,905,812	56.7%
	Total Rated or Nationally Recognized Tenants ≥ $250,000 (3)	$121,298,646	78.9%	5,481,086	79.7%	79
	Total Investment Grade or Nationally Recognized Tenants (3)	$124,881,479	81.3%	5,644,074	81.9%
__________

(1)
Annualized rent is calculated as contractual base rent under existing leases as of December 31, 2011. For those leases where rent has not yet commenced, the first month in which rent is to be received is used to determine annualized rent.

(2)	S&P credit ratings are as of December 31, 2011. Rankings of law firms are based on total gross revenue in 2010 as reported by American Lawyer Media’s LAW.com.

(3)	Includes 100% of annualized rent and leased rentable square feet for our unconsolidated joint venture properties.

MPG Office Trust, Inc.
Supplemental Operating and Financial Data
Fourth Quarter 2011

Portfolio Tenant Classification Description — Los Angeles Central Business District (1)

	Effective Leased Square Feet (2)	Percentage of Effective Leased Square Feet

Legal Services	2,603,065	41.5%
Finance and Insurance	1,418,970	22.6%
Professional, Scientific and Technical Services (except Legal Services)	1,072,479	17.1%
Utilities	416,939	6.7%
Real Estate and Rental and Leasing	196,065	3.1%
Information	171,723	2.7%
Accommodation and Food Services	77,276	1.2%
Manufacturing	50,648	0.8%
Public Administration	38,660	0.6%
All Other	228,186	3.7%
	6,274,011	100.0%
__________

(1)	Classifications are based on the North American Industrial Classification System (“NAICS”).

(2)	Includes our 20% share of our unconsolidated joint venture properties.

MPG Office Trust, Inc.
Supplemental Operating and Financial Data
Fourth Quarter 2011

Lease Expirations — Los Angeles Central Business District (1)

Year	Number of Leases	Total Area in Square Feet Covered by Expiring Leases	Percentage of Leased Square Feet	Annualized Rent	Percentage of Annualized Rent	Current Rent per Square Foot (2)	Rent per Square Foot at Expiration (3)

2012	63	396,119	5.8%	$8,788,815	5.7%	$22.19	$22.36
2013	52	1,175,938	17.1%	26,131,209	17.0%	22.22	23.16
2014	34	510,695	7.4%	11,360,917	7.4%	22.25	23.02
2015	38	832,323	12.1%	18,131,409	11.8%	21.78	23.29
2016	17	202,427	2.9%	4,706,319	3.1%	23.25	26.89
2017	25	889,783	12.9%	20,580,526	13.4%	23.13	24.23
2018	11	370,860	5.4%	8,249,968	5.4%	22.25	26.73
2019	14	314,493	4.6%	7,373,889	4.8%	23.45	29.43
2020	15	450,290	6.5%	9,784,968	6.4%	21.73	28.41
2021	10	442,887	6.4%	9,799,071	6.3%	22.13	29.39
Thereafter	9	1,300,001	18.9%	28,713,545	18.7%	22.09	31.69
Total expiring leases	288	6,885,816	100.0%	$153,620,636	100.0%	$22.31	$26.20
Currently available		1,850,703
Total rentable square feet		8,736,519

Leases Expiring in the Next 4 Quarters:

1st Quarter 2012		68,399	1.0%	$1,462,096	1.0%	$21.38	$21.95
2nd Quarter 2012 (4)		127,342	1.9%	2,652,231	1.7%	20.83	20.98
3rd Quarter 2012		135,215	2.0%	3,145,146	2.0%	23.26	23.26
4th Quarter 2012		65,163	0.9%	1,529,342	1.0%	23.47	23.63
		396,119	5.8%	$8,788,815	5.7%	$22.19	$22.36
__________

(1)	Includes 100% of our One California Plaza unconsolidated joint venture property.

(2)	Current rent per leased square foot represents current base rent, divided by total square footage under lease as of the same date.

(3)	Rent per leased square foot at expiration represents base rent including any future rent steps, and thus represents the base rent that will be in place at lease expiration.

(4)	Includes tenants leasing on a month-to-month basis.

MPG Office Trust, Inc.
Supplemental Operating and Financial Data
Fourth Quarter 2011

Lease Expirations — Other Properties (1)

Year	Number of Leases	Total Area in Square Feet Covered by Expiring Leases	Percentage of Leased Square Feet	Annualized Rent	Percentage of Annualized Rent	Current Rent per Square Foot (2)	Rent per Square Foot at Expiration (3)

2012	24	297,296	9.1%	$6,189,228	9.2%	$20.82	$21.35
2013	28	524,128	16.1%	11,261,618	16.8%	21.49	22.75
2014	22	845,990	25.9%	19,092,297	28.5%	22.57	24.20
2015	16	153,680	4.7%	2,961,329	4.4%	19.27	21.95
2016	15	535,824	16.4%	7,362,130	11.0%	13.74	16.62
2017	8	108,465	3.3%	1,936,298	2.9%	17.85	20.40
2018	4	147,689	4.5%	3,778,461	5.7%	25.58	33.39
2019	—	—	—%	—	—%	—	—
2020	5	521,642	16.0%	11,655,985	17.4%	22.34	28.88
2021	—	—	—%	—	—%	—	—
Thereafter	2	129,672	4.0%	2,748,000	4.1%	21.19	27.01
Total expiring leases	124	3,264,386	100.0%	$66,985,346	100.0%	$20.52	$23.50
Currently available		436,165
Total rentable square feet		3,700,551

Leases Expiring in the Next 4 Quarters:

1st Quarter 2012		88,255	2.7%	$1,647,666	2.5%	$18.67	$18.67
2nd Quarter 2012 (4)		68,153	2.1%	1,363,568	2.0%	20.01	20.08
3rd Quarter 2012		15,792	0.5%	421,231	0.6%	26.67	27.04
4th Quarter 2012		125,096	3.8%	2,756,763	4.1%	22.04	23.21
		297,296	9.1%	$6,189,228	9.2%	$20.82	$21.35
__________

(1)	Includes 100% of our unconsolidated joint venture properties.

(2)	Current rent per leased square foot represents current base rent, divided by total square footage under lease as of the same date.

(3)	Rent per leased square foot at expiration represents base rent including any future rent steps, and thus represents the base rent that will be in place at lease expiration.

(4)	Includes tenants leasing on a month-to-month basis.

MPG Office Trust, Inc.
Supplemental Operating and Financial Data
Fourth Quarter 2011

Lease Expirations — Properties in Default

Year	Number of Leases	Total Area in Square Feet Covered by Expiring Leases	Percentage of Leased Square Feet	Annualized Rent	Percentage of Annualized Rent	Current Rent per Square Foot (1)	Rent per Square Foot at Expiration (2)

2012	31	177,073	27.7%	$3,263,293	27.7%	$18.43	$18.44
2013	23	173,417	27.1%	3,817,048	32.4%	22.01	23.09
2014	12	80,993	12.7%	1,360,470	11.5%	16.80	18.60
2015	10	53,166	8.3%	864,934	7.3%	16.27	17.78
2016	5	29,045	4.5%	364,012	3.1%	12.53	17.13
2017	4	85,878	13.4%	1,236,417	10.5%	14.40	17.85
2018	1	20,949	3.3%	537,551	4.6%	25.66	32.98
2019	1	14,900	2.3%	289,656	2.5%	19.44	19.44
2020	1	4,180	0.7%	45,838	0.4%	10.97	17.40
2021	—	—	—%	—	—%	—	—
Thereafter	—	—	—%	—	—%	—	—
Total expiring leases	88	639,601	100.0%	$11,779,219	100.0%	$18.42	$20.05
Currently available		371,839
Total rentable square feet		1,011,440

Leases Expiring in the Next 4 Quarters:

1st Quarter 2012		78,212	12.2%	$1,546,893	13.1%	$19.78	$19.78
2nd Quarter 2012 (3)		31,569	4.9%	471,388	4.0%	14.93	14.97
3rd Quarter 2012		21,341	3.4%	505,794	4.3%	23.70	23.70
4th Quarter 2012		45,951	7.2%	739,218	6.3%	16.09	16.09
		177,073	27.7%	$3,263,293	27.7%	$18.43	$18.44
__________

(1)	Current rent per leased square foot represents current base rent, divided by total square footage under lease as of the same date.

(2)	Rent per leased square foot at expiration represents base rent including any future rent steps, and thus represents the base rent that will be in place at lease expiration.

(3)	Includes tenants leasing on a month-to-month basis.

MPG Office Trust, Inc.
Supplemental Operating and Financial Data
Fourth Quarter 2011

Leasing Activity — Los Angeles Central Business District

	Total Portfolio		Effective Portfolio (1)
	For the Three Months Ended December 31, 2011	% Leased	For the Three Months Ended December 31, 2011	% Leased

Leased Square Feet as of September 30, 2011	7,153,737	82.2%	6,524,656	82.8%
Expirations	(530,051)	(6.2)%	(501,304)	(6.4)%
New Leases	35,289	0.3%	35,289	0.3%
Renewals	226,841	2.5%	215,370	2.6%
Leased Square Feet as of December 31, 2011	6,885,816	78.8%	6,274,011	79.3%

Cash Rent Growth (2), (3)
Expiring Rate per Square Foot				$23.07
New / Renewed Rate per Square Foot				$21.87
Percentage Change				(5.2)%

GAAP Rent Growth (3), (4)
Expiring Rate per Square Foot				$21.62
New / Renewed Rate per Square Foot				$23.41
Percentage Change				8.3%

Weighted Average Lease Term – New (in months)				62
Weighted Average Lease Term – Renewal (in months)				103
__________

(1)	Includes 100% of our consolidated portfolio and 20% of One California Plaza.

(2)	Represents the difference between (i) initial market rents on new and renewed leases and (ii) the cash rents on those spaces immediately prior to the expiration or termination.

(3)	Excludes new leases for space with more than twelve months of downtime and leases with early renewals commencing after December 31, 2012.

(4)	Represents estimated cash rent growth adjusted for straight-line rents in accordance with GAAP.

MPG Office Trust, Inc.
Supplemental Operating and Financial Data
Fourth Quarter 2011

Leasing Activity — Other Properties

	Total Portfolio		Effective Portfolio (1)
	For the Three Months Ended December 31, 2011	% Leased	For the Three Months Ended December 31, 2011	% Leased

Leased Square Feet as of September 30, 2011	3,263,849	82.2%	1,535,695	88.5%
Expirations	(33,555)	(0.9)%	(6,711)	(0.4)%
New Leases	34,092	0.9%	9,170	0.6%
Renewals	—	—%	—	—%
Leased Square Feet as of December 31, 2011	3,264,386	82.2%	1,538,154	88.7%

Cash Rent Growth (2), (3)
Expiring Rate per Square Foot				$18.55
New / Renewed Rate per Square Foot				$19.42
Percentage Change				4.7%

GAAP Rent Growth (3), (4)
Expiring Rate per Square Foot				$20.65
New / Renewed Rate per Square Foot				$19.42
Percentage Change				(6.0)%

Weighted Average Lease Term – New (in months)				54
Weighted Average Lease Term – Renewal (in months)				—
__________

(1)	Includes 100% of our consolidated portfolio and 20% of our unconsolidated joint venture properties.

(2)	Represents the difference between (i) initial market rents on new and renewed leases and (ii) the cash rents on those spaces immediately prior to the expiration or termination.

(3)	Excludes new leases for space with more than twelve months of downtime and leases with early renewals commencing after December 31, 2012.

(4)	Represents estimated cash rent growth adjusted for straight-line rents in accordance with GAAP.

MPG Office Trust, Inc.
Supplemental Operating and Financial Data
Fourth Quarter 2011

Tenant Improvements and Leasing Commissions — Los Angeles Central Business District (1), (2)

	For the Three Months Ended				For the Year Ended December 31,
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	2011	2010	2009
Renewals (3)
Number of leases	9	10	11	4	34	29	29
Square feet	215,370	38,386	144,576	13,679	412,011	687,122	236,876
Tenant improvement costs per square foot (4)	$26.56	$3.65	$19.24	$—	$20.97	$27.01	$3.46
Leasing commission costs per square foot	$7.96	$4.49	$7.80	$6.30	$7.52	$12.45	$7.09
Total tenant improvements and leasing commissions
Costs per square foot	$34.52	$8.14	$27.04	$6.30	$28.49	$39.46	$10.55
Costs per square foot per year	$4.03	$2.39	$3.30	$1.54	$3.65	$3.62	$1.68

New/Modified Leases (5)
Number of leases	6	10	11	5	32	32	27
Square feet	22,442	95,824	99,554	22,347	240,167	485,930	211,235
Tenant improvement costs per square foot (4)	$29.61	$23.40	$29.95	$16.77	$26.08	$8.96	$27.16
Leasing commission costs per square foot	$8.16	$5.60	$8.63	$10.66	$7.57	$6.92	$7.05
Total tenant improvements and leasing commissions
Costs per square foot	$37.77	$29.00	$38.58	$27.43	$33.65	$15.88	$34.21
Costs per square foot per year	$4.78	$4.60	$5.05	$4.73	$4.84	$2.86	$4.58

Total
Number of leases	15	20	22	9	66	61	56
Square feet	237,812	134,210	244,130	36,026	652,178	1,173,052	448,111
Tenant improvement costs per square foot (4)	$26.85	$17.75	$23.61	$10.40	$22.85	$19.53	$14.63
Leasing commission costs per square foot	$7.98	$5.28	$8.14	$9.00	$7.54	$10.16	$7.07
Total tenant improvements and leasing commissions
Costs per square foot	$34.83	$23.03	$31.75	$19.40	$30.39	$29.69	$21.70
Costs per square foot per year	$4.09	$4.21	$3.99	$3.77	$4.06	$3.42	$3.18
__________

(1)	Based on leases executed during the period. Excludes leases to related parties, short-term leases less than six months, and leases for raw space.

(2)	Tenant improvement and leasing commission information reflects 100% of our consolidated properties and 20% of One California Plaza.

(3)	Does not include retained tenants that have relocated to new space or expanded into new space.

(4)	Tenant improvements include improvements and lease concessions.

(5)	Includes retained tenants that have relocated or expanded into new space and lease modifications.

MPG Office Trust, Inc.
Supplemental Operating and Financial Data
Fourth Quarter 2011

Tenant Improvements and Leasing Commissions — Other Properties (1), (2)

	For the Three Months Ended				For the Year Ended December 31,
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	2011	2010	2009
Renewals (3)
Number of leases	—	1	5	7	13	11	9
Square feet	—	678	93,514	37,332	131,524	207,875	74,719
Tenant improvement costs per square foot (4)	$—	$—	$—	$3.87	$1.10	$2.77	$22.32
Leasing commission costs per square foot	$—	$1.00	$3.14	$3.79	$3.50	$7.28	$6.93
Total tenant improvements and leasing commissions
Costs per square foot	$—	$1.00	$3.14	$7.66	$4.60	$10.05	$29.25
Costs per square foot per year	$—	$1.00	$0.82	$2.46	$1.20	$2.02	$4.34

New/Modified Leases (5)
Number of leases	4	4	2	3	13	23	12
Square feet	9,170	4,296	36,291	3,261	53,018	96,047	85,734
Tenant improvement costs per square foot (4)	$21.84	$23.76	$14.38	$35.98	$17.75	$18.22	$32.54
Leasing commission costs per square foot	$3.29	$4.55	$4.26	$14.64	$4.75	$4.59	$4.67
Total tenant improvements and leasing commissions
Costs per square foot	$25.13	$28.31	$18.64	$50.62	$22.50	$22.81	$37.21
Costs per square foot per year	$5.61	$7.89	$4.66	$5.97	$5.20	$4.69	$4.33

Total
Number of leases	4	5	7	10	26	34	21
Square feet	9,170	4,974	129,805	40,593	184,542	303,922	160,453
Tenant improvement costs per square foot (4)	$21.84	$20.52	$4.02	$6.45	$5.88	$7.66	$27.78
Leasing commission costs per square foot	$3.29	$4.07	$3.65	$4.66	$3.86	$6.43	$5.72
Total tenant improvements and leasing commissions
Costs per square foot	$25.13	$24.59	$7.67	$11.11	$9.74	$14.09	$33.50
Costs per square foot per year	$5.61	$7.60	$1.87	$3.14	$2.45	$2.85	$4.33
__________

(1)	Based on leases executed during the period. Excludes leases to related parties, short-term leases less than six months, and leases for raw space.

(2)	Tenant improvement and leasing commission information reflects 100% of our consolidated properties and 20% of our unconsolidated joint venture properties.

(3)	Does not include retained tenants that have relocated to new space or expanded into new space.

(4)	Tenant improvements include improvements and lease concessions.

(5)	Includes retained tenants that have relocated or expanded into new space and lease modifications.

MPG Office Trust, Inc.
Supplemental Operating and Financial Data
Fourth Quarter 2011

Historical Capital Expenditures — Los Angeles Central Business District (1)

	For the Three Months Ended				For the Year Ended December 31,
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	2011	2010	2009
Consolidated
Non-recoverable capital expenditures	$694,343	$433,618	$373,332	$120,703	$1,621,996	$932,254	$1,488,748
Total square feet	7,702,385	7,673,173	7,671,547	7,671,429	7,702,385	7,671,429	7,617,435
Non-recoverable capital expenditures per square foot	$0.09	$0.06	$0.05	$0.02	$0.21	$0.12	$0.20

Unconsolidated
Non-recoverable capital expenditures (2)	$591	$1,940	$—	$1,491	$4,022	$36,910	$64,151
Total square feet	206,827	206,724	206,448	204,575	206,827	204,575	201,866
Non-recoverable capital expenditures per square foot	$—	$0.01	$—	$0.01	$0.02	$0.18	$0.32

Consolidated
Recoverable capital expenditures (3)	$172,126	$437,582	$163,977	$254,099	$1,027,784	$2,187,617	$927,400
Total square feet	7,702,385	7,673,173	7,671,547	7,671,429	7,702,385	7,671,429	7,617,435
Recoverable capital expenditures per square foot	$0.02	$0.06	$0.02	$0.03	$0.13	$0.29	$0.12

Unconsolidated
Recoverable capital expenditures (2), (3)	$1,029	$200	$286	$—	$1,515	$12,282	$690
Total square feet	206,827	206,724	206,448	204,575	206,827	204,575	201,866
Recoverable capital expenditures per square foot	$—	$—	$—	$—	$0.01	$0.06	$—
_________

(1)
Historical capital expenditures for each period shown reflect properties owned for the entire period. For properties sold during each period, the capital expenditures will be excluded for that period. Any capital expenditures incurred during the period of disposition will be footnoted separately.

(2)	Amount represents our 20% ownership interest in One California Plaza.

(3)
Recoverable capital improvements, such as equipment upgrades, are generally financed through capital leases. The annual amortization, based on each asset’s useful life, as well as any financing costs, are generally billed to tenants on an annual basis as payments are made. The amounts presented represent the total value of the improvements in the year they are made.

MPG Office Trust, Inc.
Supplemental Operating and Financial Data
Fourth Quarter 2011

Historical Capital Expenditures — Other Properties (1)

	For the Three Months Ended				For the Year Ended December 31,
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	2011	2010	2009
Consolidated
Non-recoverable capital expenditures	$11	$—	$14,810	$27,925	$42,746	$272,994	$588,548
Total square feet	1,243,394	1,243,465	1,243,465	1,243,465	1,243,394	1,243,169	1,234,759
Non-recoverable capital expenditures per square foot	$—	$—	$0.01	$0.02	$0.03	$0.22	$0.48

Unconsolidated
Non-recoverable capital expenditures (2)	$35,233	$19,389	$123,382	$116,579	$294,583	$256,668	$229,667
Total square feet (3)	426,124	426,124	426,096	426,096	426,124	426,124	426,137
Non-recoverable capital expenditures per square foot	$0.08	$0.05	$0.29	$0.27	$0.69	$0.60	$0.54

Consolidated
Recoverable capital expenditures (4)	$—	$—	$—	$108,456	$108,456	$—	$93,980
Total square feet	1,243,394	1,243,465	1,243,465	1,243,465	1,243,394	1,243,169	1,234,759
Recoverable capital expenditures per square foot	$—	$—	$—	$0.09	$0.09	$—	$0.08

Unconsolidated
Recoverable capital expenditures (2), (4)	$—	$—	$—	$—	$—	$—	$17,920
Total square feet (3)	426,124	426,124	426,096	426,096	426,124	426,124	426,137
Recoverable capital expenditures per square foot	$—	$—	$—	$—	$—	$—	$0.04
_________

(1)
Historical capital expenditures for each period shown reflect properties owned for the entire period. For properties sold during each period, the capital expenditures will be excluded for that period. Any capital expenditures incurred during the period of disposition will be footnoted separately.

(2)	Amount represents our 20% ownership interest in our unconsolidated joint venture properties.

(3)	The square footage of Cerritos Corporate Center Phases I and II is deducted from the total square feet amount as the tenants pay for all capital expenditures.

(4)
Recoverable capital improvements, such as equipment upgrades, are generally financed through capital leases. The annual amortization, based on each asset’s useful life, as well as any financing costs, are generally billed to tenants on an annual basis as payments are made. The amounts presented represent the total value of the improvements in the year they are made.

MPG Office Trust, Inc.
Supplemental Operating and Financial Data
Fourth Quarter 2011

Management Statements on Non-GAAP Supplemental Measures

Funds from Operations:

Funds from operations, or FFO, is a widely recognized measure of REIT performance. We calculate FFO in accordance with the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT. The White Paper defines FFO as net income or loss (as computed in accordance with U.S. generally accepted accounting principles, or GAAP), excluding extraordinary items (as defined by GAAP), gains from disposition of depreciable real estate and impairment writedowns of depreciable real estate, plus real estate-related depreciation and amortization (including capitalized leasing costs and tenant allowances or improvements). Adjustments for our unconsolidated joint venture are calculated to reflect FFO on the same basis.

Management uses FFO as a supplemental performance measure because, in excluding real estate-related depreciation and amortization, impairment writedowns of depreciable real estate and gains from disposition of depreciable real estate, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs.

However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other Equity REITs may not calculate FFO in accordance with the NAREIT White Paper and, accordingly, our FFO may not be comparable to such other Equity REITs’ FFO. As a result, FFO should be considered only as a supplement to net income or loss as a measure of our performance. FFO should not be used as a measure of our liquidity, nor is it indicative of funds available to meet our cash needs, including our ability to pay dividends or make distributions. FFO also should not be used as a supplement to or substitute for cash flows from operating activities (as computed in accordance with GAAP).

FFO before specified items:

Management also uses FFO before specified items as a supplemental performance measure because losses from early extinguishment of debt, default interest, gains on settlement of debt and preferred stock redemptions create significant earnings volatility which in turn results in less comparability between reporting periods and less predictability regarding future earnings potential.

Losses from early extinguishment of debt represent costs to extinguish debt prior to the stated maturity and the writeoff of unamortized loan costs on the date of extinguishment. The decision to extinguish debt prior to its maturity generally results from (i) the early repayment of debt associated with properties disposed of or (ii) the restructuring or replacement of property or corporate-level financing to accommodate property dispositions. Consequently, management views these losses as costs to complete the disposition of properties.

MPG Office Trust, Inc.
Supplemental Operating and Financial Data
Fourth Quarter 2011

Management Statements on Non-GAAP Supplemental Measures (continued)

FFO before specified items: (continued)

As of December 31, 2011, the mortgage loans on the following properties were in default: Stadium Towers Plaza and 500 Orange Tower in Central Orange County, Two California Plaza in downtown Los Angeles, and 700 North Central and 801 North Brand in Glendale. We are accruing interest on the defaulted mortgage loans at the default rate per the applicable loan agreements. We have excluded default interest accrued on mortgages in default as well as the writeoff of deferred financing costs related to the mortgage loans on these properties from the calculation of FFO before specified items since these charges are a direct result of management’s decision to dispose of property other than by sale or modify the loan (in the case of Two California Plaza). Management views these charges as costs to complete the disposition of the related properties or the modification of the loan.

Management excludes gains on settlement of debt from the calculation of FFO before specified items because they relate to the financial statement impact of decisions made to dispose of property or modify loans. These types of gains create volatility in our earnings and make it difficult for investors to determine the funds generated by our ongoing business operations.

Preferred stock redemption discount represents the excess of the carrying amount of our Series A preferred stock over the fair value of the consideration transferred to the holders of our Series A preferred stock at the time of exchange, which is added to net income (loss) available to common stockholders in the calculation of earnings per share. We have excluded preferred stock redemptions from the calculation of FFO before specified items since these transactions are non-cash in nature and at the discretion of management. These types of gains create volatility in our earnings and make it difficult for investors to determine the funds generated by our ongoing operations.

Adjusted Funds from Operations:

We calculate adjusted funds from operations, or AFFO, by adding to or subtracting from FFO (i) non-cash operating revenues and expenses, (ii) capitalized operating expenditures such as leasing and development payroll and interest expense, (iii) recurring and non-recurring capital expenditures required to maintain and re-tenant our properties, (iv) regular principal payments required to service our debt, (v) 2nd generation tenant improvements and leasing commissions, and (vi) preferred stock redemption discounts. Management uses AFFO as a supplemental liquidity measure because, when compared year over year, it assesses our ability to fund our dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the liquidity of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs.

However, because AFFO may exclude certain non-recurring capital expenditures and leasing costs, the utility of AFFO as a measure of our liquidity is limited. Additionally, other Equity REITs may not calculate AFFO using the method we do. As a result, our AFFO may not be comparable to such other Equity REITs’ AFFO. AFFO should be considered only as a supplement to cash flows from operating activities (as computed in accordance with GAAP) as a measure of our liquidity.

MPG Office Trust, Inc.
Supplemental Operating and Financial Data
Fourth Quarter 2011

Management Statements on Non-GAAP Supplemental Measures (continued)

EBITDA:

Management uses EBITDA as an indicator of our ability to incur and service debt. We believe EBITDA is an appropriate supplemental measure for such purposes, because the amounts spent on interest are, by definition, available to pay interest, income tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up, and depreciation and amortization are non-cash charges. In addition, we believe EBITDA is frequently used by securities analysts, investors and other interested parties in the evaluation of Equity REITs. However, because EBITDA is calculated before recurring cash charges including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our liquidity is limited. Accordingly, EBITDA should not be considered an alternative to cash flows from operating activities (as computed in accordance with GAAP) as a measure of our liquidity. EBITDA should not be considered as an alternative to net income or loss as an indicator of our operating performance. Other Equity REITs may calculate EBITDA differently than we do; accordingly, our EBITDA may not be comparable to such other Equity REITs’ EBITDA.

Adjusted EBITDA:

Management also uses Adjusted EBITDA as a supplemental performance measure because losses from early extinguishment of debt, impairment writedowns of depreciable real estate and gains on settlement of debt create significant earnings volatility which in turn results in less comparability between reporting periods and less predictability regarding future earnings potential.

Losses from early extinguishment of debt represent costs to extinguish debt prior to the stated maturity and the writeoff of unamortized loan costs on the date of extinguishment. The decision to extinguish debt prior to its maturity generally results from (i) the early repayment of debt associated with properties disposed of or (ii) the restructuring or replacement of property or corporate-level financing to accommodate property dispositions. Consequently, management views these losses as costs to complete the disposition of properties.

Impairment writedowns represent charges taken to write down depreciable real estate to estimated fair value when events or changes in circumstances indicate that the carrying amount may not be recoverable. In some instances, the disposition of properties impaired in prior periods may result in a gain on settlement of debt at the time of disposition. Management excludes gains from disposition of depreciable real estate, impairment writedowns of depreciable real estate and gains on settlement of debt from the calculation of Adjusted EBITDA because they relate to the financial statement impact of decisions made to dispose of property, whether in the period of disposition or in advance of disposition. These types of gains or losses create volatility in our earnings and make it difficult for investors to determine the earnings generated by our ongoing business operations.

Coverage Ratios:

We present interest and fixed charge coverage ratios as supplemental liquidity measures. Management uses these ratios as indicators of our financial flexibility to service current interest expense and debt amortization from current cash net operating income. In addition, we believe that these coverage ratios represent common metrics used by securities analysts, investors and other interested parties to evaluate our ability to service fixed cash payments. However, because these ratios are derived from EBITDA, their utility is limited by the same factors that limit the usefulness of EBITDA as a liquidity measure. Accordingly, our interest coverage ratio should not be considered as an alternative to cash flows from operating activities (as computed in accordance with GAAP) as a measure of our liquidity.